SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2015

AMERICAN HOME ALLIANCE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	033-27508-LA	13-341552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

706 Orchid Drive, Unit D, Bakersfield, California 93308
(Address of Principal Executive Offices, Zip Code)

Registrant's telephone number, including area code:    (661) 392-7982

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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As used herein, the terms, "we," "us," "our," and the "Company" refers to American Home Alliance Corporation, a Delaware corporation and its subsidiaries, unless otherwise stated.

Item 4.01  Changes in Registrant's Certifying Accountant

          On July 14, 2015 the Company's certifying accountant, PLS, CPA delivered to the Company its resignation which was accepted by the Company's Board of Directors. In that connection, the Company hereby states that:

(1)	PLS, CPA voluntarily resigned on July 14, 2015.
(2)

At no time during the Company's most recent two fiscal years did PLS, CPA issue an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles.

(3)	The resignation of PLS, CPA was not recommended or approved by the Company's Board of Directors or any committee thereof; the resignation was initiated by PLS, CPA as required by the PCAOB.
(4)

During the two most recent fiscal years the Company has not had any disagreement with PLS, CPA regarding any principles or practices, financial statement disclosure, or auditing scope or procedure or on any other matter.

(5)

A copy of this Form 8-K has been delivered to PLS, CPA for their review and approval and the Company has not received and does not anticipate receiving any objection from PLS, CPA regarding the statements set forth herein.

(6)

We have requested that PLS, CPA furnish us with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it disagrees with the above statements. A copy of said letter is filed herewith as Exhibit 16.2.

          On July 14, 2015 and following the Company's receipt of the resignation of PLS, CPA as the Company's certifying accountant, the Company's Board of Directors approved the appointment of KLJ & Associates, LLP as the Company's certifying accountant. In that connection:

(1)

At no time during the Company's two most recent fiscal years and during any subsequent interim period prior to engaging KLJ & Associates, LLP has the Company or someone on its behalf consulted KLJ & Associates, LLP regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit that may be rendered on the Company's financial statements or any other matter. That is, at no time in the history of the Company has the Company sought or requested any comment, opinion, or assessment, of any time type or in any manner or about any subject from KLJ & Associates, LLP.

Item 8.01  Regulation FD Disclosure

          As stated above, on July 14, 2015 the Company's Board of Directors accepted the resignation of PLS, CPA. Their resignation was required under the rules of the Public Company Oversight Board which limits the number of years that a PCAOB-registered accounting firm may audit the Company. The Company then elected KLJ & Associates, LLP as its certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN HOME ALLIANCE CORPORATION
Date: July 17, 2015	By: /s/ Lisa Norman Lisa Norman, President

Exhibit:  16.2